(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
September 30, 2002


Merrill Lynch
U.S. High Yield Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch U.S. High Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.


Officers and
Directors/Trustees


Terry K. Glenn, President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Charles C. Reilly, Director/Trustee
Kevin A. Ryan, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
B. Daniel Evans, Vice President
Donald C. Burke, Vice President and Treasurer
David Clayton, Secretary


Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2002


DEAR SHAREHOLDER


Investment Environment
For the six-month period ended September 30, 2002, the high yield market had total returns of -5.05% as measured by the unmanaged
Credit Suisse First Boston (CSFB) High Yield Index and -9.11% as measured by the Merrill Lynch High Yield Master Index.

The market showed price weakness in mid-summer as investor sentiment turned decidedly negative. Cable industry security prices fell into disfavor resulting from the negative publicity accompanying the Adelphia Communications bankruptcy and its highly publicized self-dealing management. The impact of the Chapter 11 filing of WorldCom, Inc. added a huge volume of bonds to the distressed sector and weighed on the market overall. Merchant energy companies including Mission Energy Holdings and PG&E National Energy Group plummeted in the bond marketplace, taking their toll on net asset values of high yield funds, despite the fact that they continue to be current in interest payments. Their prices, along with The AES Corporation, CMS Energy Corporation, Calpine Canada Energy Finance and Williams Companies, Inc., have been dramatically impacted, partially a result of the negative financial tidal wave emanating from the Enron Corporation saga and the near demise of electric energy trading.

If turbulence in the U.S. high yield sector were not enough, emerging markets were roiled since spring by political uncertainty in Brazil resulting from campaigns for the presidency. Elections were decided this fall, resulting in a change of political parties for the first time in eight years. Prior to the elections, the financial community and large investors, particularly Brazilian domestic investors, appeared to panic, resulting in skyrocketing yields and falling bond prices of both sovereign and corporate bonds. Compounding this market turbulence was weakness in the real, which of course, made it progressively expensive to service U.S. dollar-denominated debt, much of which has been issued by Brazil and its corporations.

Over the course of the last 12 months, the high yield market has been impacted by a number of negative influences. They include:

* High levels of defaults not seen since the early 1990s;

* Crowding out by fallen angels (issues formerly investment-grade rated that were downgraded to below investment grade) with some
$120 billion added to the high yield sector in the first nine months of 2002;

* Panic in cable sector securities;

* Further deterioration in the telecommunications sector led by the WorldCom default;

* The aftermath of the Enron Corporation and energy trading fiasco, which has impacted the entire electric utility sector;

* A general decline in investor confidence resulting from corporate management disclosures and accounting irregularities.

As a measurement of this market turbulence, spreads of average high yield issues increased some 500 basis points (5.00%) relative to Treasury issues, which translated into a price decline of some 25 points for a 10-year maturity bond. Market prices generally rebounded from the early August lows and were boosted by strong net inflows into high yield mutual funds, which accompanied the rally in equity markets. However, these flows soon reversed as market timers sold their positions and in doing so helped to reverse the market flow to the negative side. Then, prices of many issues proceeded to move to new lows as the high yield market generally paced a sharply declining equity market. Thus, by early October both the equity and high yield bond markets reached new lows in prices and market sentiment culminating in an extremely oversold condition. This was followed by sharp reversals and higher prices.

We have witnessed the price volatility of a decade in the past year. This stems partially from an acute decrease in liquidity in the marketplace with decisions to buy or sell large positions dramatically impacting trading prices of issues, coupled with the willingness of investors to accept steep discounts in order to eliminate undesirable holdings. In retrospect, we observe that the high yield market has shown resilience in the face of much adversity in surviving this difficult period. We believe that current levels will prove to be an attractive buying opportunity in the broad market cycle.


Portfolio Matters
For the six-month period ended September 30, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -9.24%, -9.59%, -9.62% and -9.36%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.) The Fund underperformed the benchmark CSFB High Yield Index, which returned -5.05% for the same period. Alternative indexes (for example, the Merrill Lynch High Yield Master Index) had a total return of -9.11% for the same period.

Sectors in the portfolio that were underperformers included airlines, auto, diversified media, health care, metals, telecommunication, U.S. cable and utilities. Individual security selection within these industry sectors further added to this underperformance. Independent power producer holdings, which experienced large price declines, included Mission Energy Holdings, AES, Calpine and PG&E National Energy.

Beginning in March, we placed the portfolio under review, issue by issue, and initiated a selective sell program. Distressed holdings were analyzed as to relative recovery value. Low-yielding issues expected to decline in price because market factors were sold or reduced in weighting. Issue concentrations were modified to effect more diversification. Unfortunately, market liquidity considerations limited the extent of selling without pushing prices down excessively.

Defaults by portfolio holdings contributed heavily to underperformance during the year with the default rate for the portfolio exceeding that of the market. Prominent defaults in the portfolio included Adelphia Communications, WorldCom, Kaiser Aluminum & Chemical Corp., World Kitchen, NTL Communications Corp., Nextel International, US Air, Inc., Galey & Lord, Inc., and United Pan-Europe Communications. We believe that most defaults are behind us, but credit market conditions as well as fundamental issues for certain credits may be best solved by strategic restructuring. Issues making positive contribution to performance for the fiscal year included Fairchild Corporation, Lin Holdings Corporation, ALARIS Medical Systems, Inc., Eagle-Picher Industries and Hexcel Corporation.


Investment Outlook and Strategy
The economy has disappointed investors thus far, as it struggles to regain momentum, showing a marginal growth rate as we head toward year-end 2002. With the substantial uncertainty resulting from international terrorist activity taken together with the Iraqi confrontation and continuing Middle Eastern political unrest, it is difficult to conceive that the economy is ready to accelerate its rate of growth. Assuming a resolution of these problems to a meaningful degree by the second quarter of 2003, we can become more optimistic. In the interim, we will continue to reposition the portfolio, taking advantage of what we discern to be the better values in the market, although some holdings may be under pressure while the fundamentals come into better alignment. Examples of these include domestic cable holdings, electric utilities, selected wireless telecom and energy related bonds. Within a historical perspective, the high yield market is thought to offer some of the best values available for a decade.


In Conclusion
We appreciate your investment in Merrill Lynch U.S. High Yield Fund, Inc., and we look forward to serving your financial needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(B. Daniel Evans)
B. Daniel Evans
Vice President and
Portfolio Manager


October 31, 2002



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2002


PORTFOLIO INFORMATION

Ten Largest
Corporate Holdings
                                                                                                                 Percent of
As of September 30, 2002                                                                                         Net Assets
Nextel              Nextel Communications is a leading provider of wireless voice and data communications services.    2.5%
Communications,
Inc. and Affiliates

ALARIS Medical      ALARIS Medical, a health care products company, manufactures intravenous infusion therapy           2.0
Inc.                products and periodic patient monitoring instruments. Brand names include IMED, IVAC and
                    Instrumedix.

Qwest Corporation   Qwest is a local telephone company with emerging data and video services to residential and         2.0
                    business customers. The company has gone through a restructuring of management and a restatement of results, stemming from its transition from a RBOC into a full service voice, data and video provider.

Protection One      Protection One Alarm Monitoring is the second-largest provider of security monitoring               1.9
Alarm Monitoring    services in the United States. The company provides fire and/or burglar alarm systems, including installation, maintenance and monitoring primarily for the residential market.

Eagle-Picher        Eagle-Picher is a diversified manufacturer of various products for the automotive, defense,         1.8
Industries          aerospace, telecommunications and filtration markets.

Forest City         Forest City is a diversified real estate developer. The company develops, acquires, owns and        1.7
Enterprises, Inc.   manages commercial and residential real estate projects in 21 states and the District of
                    Columbia.

Acme Television     Acme owns a set of predominantly Warner Brothers affiliate television stations in medium-size       1.6
                    markets.

Primedia, Inc.      Primedia is one of the largest special interest magazine publishers in the United States with       1.6
                    more than 250 titles. The company also serves the business-to-business sector.

Emmis               Emmis Communications is a diversified media firm with radio broadcasting, television                1.4
Communications      broadcasting and magazine publishing operations.
Corporation

Hexcel              Hexcel develops, manufactures and markets reinforcement products, composite materials and           1.4
Corporation         engineered products. The company's products are used in commercial aerospace, space and defense, electronics, general industrial and recreation markets for a variety of end products.



Portfolio
Profile

                                  Percent of
Quality Ratings by S&P      Long-Term Investments

A                                   1.2%
BBB                                 5.7
BB                                 21.6
B                                  52.4
CCC                                11.7
CC                                  2.8
C                                   0.1
NR (Not Rated)                      4.5



                                Percent of
Five Largest Industries         Net Assets

Energy--Other                       9.3%
Wireless Communications             7.7
Manufacturing                       6.8
Leisure                             6.2
Utilities                           5.4



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2002


PERFORMANCE DATA (concluded)


Average Annual
Total Return

                                    % Return Without  % Return With
                                      Sales Charge    Sales Charge**
Class A Shares*

One Year Ended 9/30/02                     -2.29%         -6.20%
Inception (5/01/98) through 9/30/02        -3.71          -4.60

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**
Class B Shares*

One Year Ended 9/30/02                     -3.03%         -6.57%
Inception (5/01/98) through 9/30/02        -4.44          -4.44

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**
Class C Shares*

One Year Ended 9/30/02                     -3.08%         -3.96%
Inception (5/01/98) through 9/30/02        -4.49          -4.49

*Maximum contingent deferred sales charge is 1% and is reduced to 0%after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                    % Return Without  % Return With
                                      Sales Charge    Sales Charge**
Class D Shares*

One Year Ended 9/30/02                     -2.53%         -6.43%
Inception (5/01/98) through 9/30/02        -3.95          -4.83

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


Recent
Performance
Results

                                                        6-Month        12-Month   Since Inception   Standardized
As of September 30, 2002                              Total Return   Total Return   Total Return    30-day Yield
ML U.S. High Yield Fund, Inc. Class A Shares*            - 9.24%        - 2.29%        -15.38%         11.06%
ML U.S. High Yield Fund, Inc. Class B Shares*            - 9.59         - 3.03         -18.19          10.71
ML U.S. High Yield Fund, Inc. Class C Shares*            - 9.62         - 3.08         -18.37          10.65
ML U.S. High Yield Fund, Inc. Class D Shares*            - 9.36         - 2.53         -16.32          10.79
CSFB High Yield Index **                                 - 5.05         + 2.85         - 2.57            --
Merrill Lynch High Yield Master Index**                  - 9.11         - 2.19         - 4.12            --
Ten-Year U.S. Treasury Securities***                     +17.72         +12.74         +39.01            --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's inception date is 5/01/98.
**Unmanaged. These market-weighted Indexes mirror the high-yield debt market of securities rated BBB or lower. Since inception total returns for CSFB High Yield Index and Merrill Lynch High Yield
Master Index, Cash Pay Index are from 5/31/98.
***Since inception total return is from 5/31/98.


STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
U.S. HIGH YIELD
FUND, INC.      As of September 30, 2002
Assets:         Investment in Master U.S. High Yield Trust, at value
                (identified cost--$646,399,782)                                                             $   417,428,772
                Prepaid registration fees                                                                            78,752
                                                                                                            ---------------
                Total assets                                                                                    417,507,524
                                                                                                            ---------------

Liabilities:    Payables:
                   Dividends to shareholders                                              $     1,334,622
                   Distributor                                                                    211,789
                   Administrator                                                                   82,549         1,628,960
                                                                                          ---------------
                Accrued expenses                                                                                    113,937
                                                                                                            ---------------
                Total liabilities                                                                                 1,742,897
                                                                                                            ---------------

Net Assets:     Net assets                                                                                  $   415,764,627
                                                                                                            ===============

Net Assets      Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:     shares authorized                                                                           $       618,490
                Class B Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                 4,891,984
                Class C Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                 1,403,121
                Class D Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                   945,487
                Paid-in capital in excess of par                                                                749,231,072
                Undistributed investment income--net                                      $     7,912,972
                Accumulated realized capital losses on investments from the Trust--net      (120,267,489)
                Unrealized depreciation on investments from the Trust--net                  (228,971,010)
                                                                                          ---------------
                Total accumulated losses--net                                                                 (341,325,527)
                                                                                                            ---------------
                Net assets                                                                                  $   415,764,627
                                                                                                            ===============

Net Asset       Class A--Based on net assets of $32,713,947 and 6,184,903
Value:                   shares outstanding                                                                 $          5.29
                                                                                                            ===============
                Class B--Based on net assets of $258,799,223 and 48,919,837
                         shares outstanding                                                                 $          5.29
                                                                                                            ===============
                Class C--Based on net assets of $74,225,154 and 14,031,207
                         shares outstanding                                                                 $          5.29
                                                                                                            ===============
                Class D--Based on net assets of $50,026,303 and 9,454,870
                         shares outstanding                                                                 $          5.29
                                                                                                            ===============

See Notes to Financial Statements.


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2002


STATEMENT OF OPERATIONS

MERRILL LYNCH
U.S. HIGH YIELD
FUND, INC.      For the Six Months Ended September 30, 2002
Investment      Net investment income allocated from the Trust:
Income             Interest                                                                                 $    25,753,300
From the           Dividends                                                                                        612,698
Trust--Net:        Securities lending--net                                                                           20,539
                   Expenses                                                                                     (1,102,404)
                                                                                                            ---------------
                Net investment income from the Trust                                                             25,284,133
                                                                                                            ---------------

Expenses:       Account maintenance and distribution fees--Class B                        $     1,143,342
                Administration fee                                                                623,867
                Account maintenance and distribution fees--Class C                                349,061
                Transfer agent fees--Class B                                                      161,336
                Account maintenance fees--Class D                                                  89,570
                Transfer agent fees--Class C                                                       45,866
                Registration fees                                                                  41,947
                Printing and shareholder reports                                                   33,301
                Transfer agent fees--Class D                                                       31,491
                Professional fees                                                                  21,349
                Transfer agent fees--Class A                                                       15,575
                Other                                                                               5,629
                                                                                          ---------------
                Total expenses                                                                                    2,562,334
                                                                                                            ---------------
                Investment income--net                                                                           22,721,799
                                                                                                            ---------------

Realized &      Realized loss on investments from the Trust--net                                               (29,949,685)
Unrealized      Change in unrealized depreciation on investments from the
Loss From       Trust--net                                                                                     (41,691,116)
the Trust-- Net:                                                                                            ---------------
                Total realized and unrealized loss on investments from the
                Trust--net                                                                                     (71,640,801)
                                                                                                            ---------------
                Net Decrease in Net Assets Resulting from Operations                                        $  (48,919,002)
                                                                                                            ===============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
MERRILL LYNCH                                                                                Months Ended        Year Ended
U.S. HIGH YIELD                                                                             September 30,        March 31,
FUND, INC.      Increase (Decrease) in Net Assets:                                               2002               2002
Operations:     Investment income--net                                                    $    22,721,799   $    55,403,838
                Realized loss on investments from the Trust--net                             (29,949,685)      (72,375,738)
                Change in unrealized appreciation/depreciation on investments
                from the Trust--net                                                          (41,691,116)         5,704,308
                                                                                          ---------------   ---------------
                Net decrease in net assets resulting from operations                         (48,919,002)      (11,267,592)
                                                                                          ---------------   ---------------

Dividends to    Investment income--net:
Shareholders:      Class A                                                                    (1,648,904)       (2,878,326)
                   Class B                                                                   (13,062,992)      (33,921,986)
                   Class C                                                                    (3,719,995)       (8,328,201)
                   Class D                                                                    (3,229,873)       (7,553,545)
                                                                                          ---------------   ---------------
                Net decrease in net assets resulting from dividends to shareholders          (21,661,764)      (52,682,058)
                                                                                          ---------------   ---------------

Capital Stock   Net increase (decrease) in net assets derived from capital share
Transactions:   transactions                                                                 (57,376,339)        47,739,381
                                                                                          ---------------   ---------------

Net Assets:     Total decrease in net assets                                                (127,957,105)      (16,210,269)
                Beginning of period                                                           543,721,732       559,932,001
                                                                                          ---------------   ---------------
                End of period*                                                            $   415,764,627   $   543,721,732
                                                                                          ===============   ===============

                *Undistributed investment income--net                                     $     7,912,972   $     6,852,937
                                                                                          ===============   ===============

See Notes to Financial Statements.


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2002


FINANCIAL HIGHLIGHTS

                                                                                        Class A
                The following per share data and ratios                                 For the                 For the
                have been derived from information          For the Six                   Year                   Period
MERRILL LYNCH   provided in the financial statements.       Months Ended                 Ended               May 1, 1998++
U.S. HIGH YIELD                                            September 30,               March 31,              to March 31,
FUND, INC.      Increase (Decrease) in Net Asset Value:         2002         2002      2001+++++       2000         1999
Per Share       Net asset value, beginning of period          $    6.11    $    6.89    $    8.26    $    9.42    $   10.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                          .28++++      .68++++          .85          .90          .79
                Realized and unrealized loss on
                investments and from the Trust--net               (.83)        (.79)       (1.37)       (1.07)        (.58)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                  (.55)        (.11)        (.52)        (.17)          .21
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.27)        (.67)        (.84)        (.90)        (.79)
                   In excess of investment income--net               --           --        (.01)        (.01)           --
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.08)           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.27)        (.67)        (.85)        (.99)        (.79)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    5.29    $    6.11    $    6.89    $    8.26    $    9.42
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share           (9.24%)+++      (1.46%)      (5.84%)      (1.97%)     2.51%+++
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses, net of reimbursement++++++              .82%*         .81%         .76%         .81%        .52%*
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Expenses++++++                                    .82%*         .81%         .76%         .81%        .76%*
                                                              =========    =========    =========    =========    =========
                Investment income--net                           9.77%*       10.85%       11.64%        9.97%       9.39%*
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $  32,714    $  38,200    $  23,662    $  11,427    $  12,864
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                                   --           --           --       59.25%       49.40%
                                                              =========    =========    =========    =========    =========



                                                                                        Class B
                The following per share data and ratios                                 For the                 For the
                have been derived from information          For the Six                   Year                   Period
                provided in the financial statements.       Months Ended                 Ended               May 1, 1998++
                                                           September 30,               March 31,              to March 31,
                Increase (Decrease) in Net Asset Value:         2002         2002      2001+++++       2000         1999
Per Share       Net asset value, beginning of period          $    6.11    $    6.89    $    8.26    $    9.42    $   10.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                          .26++++      .65++++          .89          .83          .73
                Realized and unrealized loss on
                investments and from the Trust--net               (.83)        (.81)       (1.37)       (1.07)        (.58)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                  (.57)        (.16)        (.48)        (.24)          .15
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.25)        (.62)        (.88)        (.83)        (.73)
                   In excess of investment income--net               --           --        (.01)        (.01)           --
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.08)           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.25)        (.62)        (.89)        (.92)        (.73)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    5.29    $    6.11    $    6.89    $    8.26    $    9.42
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share           (9.59%)+++      (2.21%)      (6.56%)      (2.72%)     1.80%+++
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses, net of reimbursement++++++             1.59%*        1.58%        1.52%        1.57%       1.27%*
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Expenses++++++                                   1.59%*        1.58%        1.52%        1.57%       1.52%*
                                                              =========    =========    =========    =========    =========
                Investment income--net                           8.99%*       10.29%       11.11%        9.24%       8.61%*
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $ 258,799    $ 334,584    $ 373,545    $ 468,705    $ 502,377
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                                   --           --           --       59.25%       49.40%
                                                              =========    =========    =========    =========    =========



                                                                                        Class C
                The following per share data and ratios                                 For the                 For the
                have been derived from information          For the Six                   Year                   Period
                provided in the financial statements.       Months Ended                 Ended               May 1, 1998++
                                                           September 30,               March 31,              to March 31,
                Increase (Decrease) in Net Asset Value:         2002         2002      2001+++++       2000         1999
Per Share       Net asset value, beginning of period          $    6.11    $    6.89    $    8.26    $    9.42    $   10.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                          .26++++      .65++++          .89          .83          .72
                Realized and unrealized loss on
                investments and from the Trust--net               (.83)        (.81)       (1.37)       (1.07)        (.58)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                  (.57)        (.16)        (.48)        (.24)          .14
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.25)        (.62)        (.88)        (.83)        (.72)
                   In excess of investment income--net               --           --        (.01)        (.01)           --
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.08)           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.25)        (.62)        (.89)        (.92)        (.72)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    5.29    $    6.11    $    6.89    $    8.26    $    9.42
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share           (9.62%)+++      (2.26%)      (6.61%)      (2.76%)     1.75%+++
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses, net of reimbursement++++++             1.64%*        1.63%        1.57%        1.62%       1.31%*
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Expenses++++++                                   1.64%*        1.63%        1.57%        1.62%       1.57%*
                                                              =========    =========    =========    =========    =========
                Investment income--net                           8.95%*       10.20%       11.02%        9.17%       8.53%*
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $  74,225    $  92,234    $  85,821    $  93,985    $ 119,281
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                                   --           --           --       59.25%       49.40%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2002


FINANCIAL HIGHLIGHTS (concluded)

                                                                                        Class D
                The following per share data and ratios                                 For the                 For the
                have been derived from information          For the Six                   Year                   Period
MERRILL LYNCH   provided in the financial statements.       Months Ended                 Ended               May 1, 1998++
U.S. HIGH YIELD                                            September 30,               March 31,              to March 31,
FUND, INC.      Increase (Decrease) in Net Asset Value:         2002         2002      2001+++++       2000         1999
Per Share       Net asset value, beginning of period          $    6.11    $    6.89    $    8.26    $    9.42    $   10.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                          .29++++      .67++++          .93          .88          .77
                Realized and unrealized loss on
                investments and from the Trust--net               (.85)        (.80)       (1.37)       (1.07)        (.58)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                  (.56)        (.13)        (.44)        (.19)          .19
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.26)        (.65)        (.92)        (.88)        (.77)
                   In excess of investment income--net               --           --        (.01)        (.01)           --
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.08)           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.26)        (.65)        (.93)        (.97)        (.77)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    5.29    $    6.11    $    6.89    $    8.26    $    9.42
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share           (9.36%)+++      (1.71%)      (6.08%)      (2.22%)     2.28%+++
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses, net of reimbursement++++++             1.07%*        1.06%        1.01%        1.06%        .75%*
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Expenses++++++                                   1.07%*        1.06%        1.01%        1.06%       1.01%*
                                                              =========    =========    =========    =========    =========
                Investment income--net                           9.44%*       10.71%       11.56%        9.73%       9.10%*
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $  50,027    $  78,704    $  76,904    $  62,423    $  74,017
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                                   --           --           --       59.25%       49.40%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


MERRILL LYNCH
U.S. HIGH YIELD
FUND, INC.


1. Significant Accounting Policies:
Merrill Lynch U.S. High Yield Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master U.S. High Yield Trust (the "Trust"), a mutual fund that has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Fund owned by the Trust at September 30, 2002 was 98.4%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


MERRILL LYNCH
U.S. HIGH YIELD
FUND, INC.


The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:


                               Account
                             Maintenance    Distribution
                                 Fee             Fee

Class B                          .25%           .50%
Class C                          .25%           .55%
Class D                          .25%             --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                FAMD         MLPF&S

Class D                        $1,476        $17,452


For the six months ended September 30, 2002, MLPF&S received contingent deferred sales charges of $379,590 and $27,900 relating to transactions in Class B and Class C Shares of the Fund, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the six months ended September 30, 2002 were $17,498,269 and $98,903,682, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(57,376,339) and $47,739,381 for the six months ended September 30, 2002 and the year ended March 31, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended September 30, 2002                  Shares          Amount

Shares sold                            2,286,334      $  13,266,020
Shares issued to shareholders in
reinvestment of dividends                 95,318            551,873
                                   -------------      -------------
Total issued                           2,381,652         13,817,893
Shares redeemed                      (2,449,213)       (14,330,297)
                                   -------------      -------------
Net decrease                            (67,561)      $   (512,404)
                                   =============      =============



Class A Shares for the Year                               Dollar
Ended March 31, 2002                      Shares          Amount

Shares sold                            6,681,965      $  41,354,304
Shares issued to shareholders in
reinvestment of dividends                191,152          1,206,313
                                   -------------      -------------
Total issued                           6,873,117         42,560,617
Shares redeemed                      (4,053,703)       (25,232,533)
                                   -------------      -------------
Net increase                           2,819,414      $  17,328,084
                                   =============      =============



Class B Shares for the Six Months                         Dollar
Ended September 30, 2002                  Shares          Amount

Shares sold                            3,156,885      $  18,485,975
Shares issued to shareholders in
reinvestment of dividends                889,212          5,154,269
                                   -------------      -------------
Total issued                           4,046,097         23,640,244
Automatic conversion of shares         (436,752)        (2,507,203)
Shares redeemed                      (9,441,838)       (54,338,047)
                                   -------------      -------------
Net decrease                         (5,832,493)      $(33,205,006)
                                   =============      =============



Class B Shares for the Year                               Dollar
Ended March 31, 2002                      Shares          Amount

Shares sold                           12,541,097      $  79,910,642
Shares issued to shareholders in
reinvestment of dividends              2,137,367         13,572,282
                                   -------------      -------------
Total issued                          14,678,464         93,482,924
Automatic conversion of shares         (411,525)        (2,651,353)
Shares redeemed                     (13,694,231)       (86,707,994)
                                   -------------      -------------
Net increase                             572,708      $   4,123,577
                                   =============      =============



Class C Shares for the Six Months                         Dollar
Ended September 30, 2002                  Shares          Amount

Shares sold                            1,984,028      $  11,718,030
Shares issued to shareholders in
reinvestment of dividends                307,704          1,783,160
                                   -------------      -------------
Total issued                           2,291,732         13,501,190
Shares redeemed                      (3,355,048)       (19,074,602)
                                   -------------      -------------
Net decrease                         (1,063,316)      $ (5,573,412)
                                   =============      =============



Class C Shares for the Year                               Dollar
Ended March 31, 2002                      Shares          Amount

Shares sold                            6,593,350      $  41,739,614
Shares issued to shareholders in
reinvestment of dividends                605,472          3,835,843
                                   -------------      -------------
Total issued                           7,198,822         45,575,457
Shares redeemed                      (4,552,798)       (28,739,305)
                                   -------------      -------------
Net increase                           2,646,024      $  16,836,152
                                   =============      =============



Class D Shares for the Six Months                         Dollar
Ended September 30, 2002                  Shares          Amount

Shares sold                            1,737,671      $  10,501,552
Automatic conversion of shares           436,745          2,507,203
Shares issued to shareholders in
reinvestment of dividends                133,530            772,614
                                   -------------      -------------
Total issued                           2,307,946         13,781,369
Shares redeemed                      (5,734,019)       (31,866,886)
                                   -------------      -------------
Net decrease                         (3,426,073)      $(18,085,517)
                                   =============      =============



Class D Shares for the Year                               Dollar
Ended March 31, 2002                      Shares          Amount

Shares sold                            8,562,910      $  53,518,321
Automatic conversion of shares           411,613          2,651,353
Shares issued to shareholders in
reinvestment of dividends                435,586          2,780,731
                                   -------------      -------------
Total issued                           9,410,109         58,950,405
Shares redeemed                      (7,683,727)       (49,498,837)
                                   -------------      -------------
Net increase                           1,726,382      $   9,451,568
                                   =============      =============


5. Capital Loss Carryforward:
On March 31, 2002, the Fund had a net capital loss carryforward of $62,540,222, of which $15,062,164 expires in 2009 and $47,478,058 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2002


SCHEDULE OF INVESTMENTS

                  Master U.S. High Yield Trust
                  S&P      Moody's     Face
INDUSTRIES      Ratings    Ratings    Amount                       Corporate Bonds                                 Value
Aerospace &       CCC+     Caa1   $ 4,000,000  Fairchild Corporation, 10.75% due 4/15/2009                     $  3,900,000
Defense--0.9%

Airlines--1.8%    A-       B1       5,000,000  American Airlines, 7.80% due 10/01/2006                            4,580,629
                  CC       Ca       7,500,000  USAir Inc., 10.375% due 3/01/2013 (b)                              2,850,000
                                                                                                               ------------
                                                                                                                  7,430,629

Automotive--2.4%  BB       Ba3      3,325,000  Dana Corporation, 9% due 8/15/2011                                 3,133,812
                  B        B2       1,400,000  Dura Operating Corporation, 9% due 5/01/2009                       1,298,500
                  NR*      NR*      9,971,103  Federal-Mogul Corporation, 7.375% due 1/15/2006 (b)                2,044,076
                  B        B3       2,849,000  Metaldyne Corporation, 11% due 6/15/2012 (d)                       2,464,385
                  B        B2       1,270,000  Stoneridge Inc., 11.50% due 5/01/2012                              1,301,750
                                                                                                               ------------
                                                                                                                 10,242,523

Broadcasting--    CCC+     B3       6,750,000  Acme Television/Finance, 10.875%** due 9/30/2004                   6,648,750
5.0%              B-       B2       6,000,000  Emmis Communications Corporation, 8.125% due 3/15/2009             6,120,000
                  B-       B3         650,000  Entravision Communications Corporation, 8.125% due 3/15/2009         666,250
                  B-       Caa1     5,000,000  Lin Holdings Corporation, 14.435%** due 3/01/2008                  4,962,500
                  B        Ba3      3,500,000  Panamsat Corporation, 8.50% due 2/01/2012 (d)                      2,817,500
                                                                                                               ------------
                                                                                                                 21,215,000

Cable--           C        Caa2     2,075,000  Comcast UK Cable Partners Ltd., 15.272%** due 11/15/2007           1,693,719
International--   D        Ca       1,194,923  Diamond Cable Communications PLC, 11.75%** due 12/15/2005            161,315
0.6%              D        Ca       5,000,000  NTL Communications Corp., 12.375%** due 10/01/2008 (b)               600,000
                  C        Ca       8,000,000  United Pan-Europe Communications, 13.466%** due 2/01/2010 (b)        240,000
                                                                                                               ------------
                                                                                                                  2,695,034

Cable--U.S.--                                  Adelphia Communications Corporation (b):
3.6%              NR*      Caa2     1,450,000     9.375% due 11/15/2009                                             529,250
                  NR*      Caa2       175,000     10.875% due 10/01/2010                                             63,875
                  NR*      Caa2       975,000     10.25% due 6/15/2011                                              360,750
                  NR*      Caa2       800,000     9.25% due 10/01/2049                                              292,000
                                               Charter Communications Holdings LLC:
                  B-       B2       4,315,000     8.625% due 4/01/2009                                            2,675,300
                  B-       B2       3,000,000     10% due 4/01/2009                                               1,875,000
                  B-       B2       1,200,000     10.75% due 10/01/2009                                             762,000
                  B+       B1       2,650,000  Echostar DBS Corporation, 9.125% due 1/15/2009 (d)                 2,504,250
                  B-       Caa1    10,300,000  Insight Communications, 12.095%** due 2/15/2011                    3,811,000
                  NR*      Caa1     3,000,000  Olympus Communications LP/Capital Corp., 10.625% due
                                               11/15/2006 (b)                                                     2,355,000
                                                                                                               ------------
                                                                                                                 15,228,425

Chemicals--3.3%   B        B3       2,000,000  Huntsman International LLC, 9.875% due 3/01/2009 (d)               2,010,000
                  BB-      B2       5,000,000  ISP Chemco. Inc., 10.25% due 7/01/2011                             5,000,000
                  B+       B2       3,000,000  Lyondell Chemical Company, 10.875% due 5/01/2009                   2,385,000
                  BB-      Ba3      3,750,000  MacDermid, Inc., 9.125% due 7/15/2011                              3,956,250
                  B        Caa3       650,000  Terra Industries, 10.50% due 6/15/2005                               562,250
                                                                                                               ------------
                                                                                                                 13,913,500

Consumer          BB+      Ba3      5,050,000  American Greetings, 11.75% due 7/15/2008                           5,504,500
Products--3.8%    B-       B2       1,825,000  Armkel LLC/Armkel Finance, 9.50% due 8/15/2009                     1,934,500
                  BB+      Ba1      4,500,000  Briggs & Stratton Corporation, 8.875% due 3/15/2011                4,747,500
                  NR*      NR*     10,000,000  Corning Consumer Products, 9.625% due 5/01/2008 (b)                  550,000
                  NR*      Ca      10,000,000  Galey & Lord, Inc., 9.125% due 3/01/2008 (b)                       1,700,000
                  BB       B1         775,000  Russell Corporation, 9.25% due 5/01/2010 (d)                         802,125
                                               Westpoint Stevens Inc.:
                  CCC+     Ca       1,250,000     7.875% due 6/15/2005                                              387,500
                  CCC+     Ca       1,500,000     7.875% due 6/15/2008 (e)                                          435,000
                                                                                                               ------------
                                                                                                                 16,061,125

Diversified       B        B3       6,500,000  Primedia, Inc., 7.625% due 4/01/2008                               4,842,500
Media--3.5%       B        B2       6,000,000  Six Flags Inc., 9.50% due 2/01/2009                                5,160,000
                  BBB      Baa2     4,800,000  World Color Press Inc., 7.75% due 2/15/2009                        4,879,378
                                                                                                               ------------
                                                                                                                 14,881,878

Energy--Other--                                El Paso Energy Corporation:
9.3%              BBB      Baa2     2,400,000     6.75% due 5/15/2009                                             1,562,222
                  BBB      Baa2     1,325,000     7% due 5/15/2011                                                  875,992
                  BBB      Baa2       500,000     7.75% due 1/15/2032                                               320,792
                  B        B3         500,000  Giant Industries, 11% due 5/15/2012                                  352,500
                                               Hanover Equipment Trust (d):
                  BB-      B1         700,000     Series A, 8.50% due 9/01/2008                                     654,500
                  BB-      B1       4,300,000     Series B, 8.75% due 9/01/2011                                   3,999,000
                  BB       Ba3      3,875,000  Key Energy Services Inc., 8.375% due 3/01/2008                     4,049,375
                  CCC      B3       5,000,000  Ocean Rig Norway AS, 10.25% due 6/01/2008                          4,350,000
                  B+       B1       5,400,000  Parker Drilling Company, 10.125% due 11/15/2009                    5,211,000
                  B        B2       1,650,000  Plains E&P Company, 8.75% due 7/01/2012 (d)                        1,658,250
                  B+       B2       6,750,000  Tesoro Petroleum Corp., 9% due 7/01/2008                           3,881,250
                  NR*      NR*      2,850,000  Trico Marine Services, 8.875% due 5/15/2012 (d)                    2,465,250
                  B-       B3       6,000,000  United Refining Co., 10.75% due 6/15/2007                          4,590,000
                  B        B1       8,400,000  Williams Companies Inc., 7.125% due 9/01/2011                      5,250,000
                                                                                                               ------------
                                                                                                                 39,220,131

Financial--0.3%   NR*      Caa3     5,000,000  Amresco Inc., 9.875% due 3/15/2005 (b)                             1,125,000

Food & Drug--     NR*      NR*      8,500,000  Ameriserve Food Distributors, 8.875% due 10/15/2006 (b)               85,000
0.0%              NR*      NR*      5,000,000  Nebco Evans Holding Co., 12.375%** due 7/15/2007 (b)                     500
                                                                                                               ------------
                                                                                                                     85,500



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2002


SCHEDULE OF INVESTMENTS (continued)

                  Master U.S. High Yield Trust (continued)
                  S&P      Moody's     Face
INDUSTRIES      Ratings    Ratings    Amount                       Corporate Bonds                                 Value
Food/Tobacco--    B        B3     $ 1,450,000  American Seafood Group LLC, 10.125% due 4/15/2010 (d)           $  1,446,375
2.8%              NR*      Caa2     2,000,000  Archibald Candy Corporation, 10.25% due 7/01/2004 (b)              1,065,000
                  B        B2       2,400,000  Burns Philp Capital Property Limited, 9.75% due 7/15/2012 (d)      2,394,000
                  B-       B3       4,000,000  Del Monte Corporation, 9.25% due 5/15/2011                         4,020,000
                  BB+      Ba2      3,000,000  Smithfield Foods Inc., 8% due 10/15/2009                           2,970,000
                                                                                                               ------------
                                                                                                                 11,895,375

Forest            B-       B3       1,800,000  Ainsworth Lumber Company, 12.50% due 7/15/2007 (c)                 1,863,000
Products--2.1%                                 Doman Industries Limited (b):
                  D        Ca       5,000,000     8.75% due 3/15/2004                                             1,025,000
                  D        Ca       5,000,000     9.25% due 11/15/2007                                            1,025,000
                  B        B2       3,000,000  MDP Acquisitions PLC, 9.625% due 10/01/2012 (d)                    2,977,500
                  BB+      Ba1      2,250,000  Tembec Industries Inc., 7.75% due 3/15/2012                        2,160,000
                                                                                                               ------------
                                                                                                                  9,050,500

Gaming--2.4%      B+       B1       2,450,000  Boyd Gaming Corporation, 8.75% due 4/15/2012                       2,560,250
                  BB-      Ba3      2,000,000  Mandalay Resort Group, 10.25% due 8/01/2007                        2,165,000
                  B-       Caa1     5,325,000  Venetian Casino/LV Sands, 11% due 6/15/2010 (d)                    5,245,125
                                                                                                               ------------
                                                                                                                  9,970,375

Health Care--     B-       Caa2    10,500,000  ALARIS Medical Inc., 14.993%** due 8/01/2008                       8,662,500
4.6%              B+       B1       5,000,000  Beverly Enterprises Inc., 9% due 2/15/2006                         4,200,000
                  B        B3       1,500,000  Fisher Scientific International, 8.125% due 5/01/2012              1,530,000
                  B+       Ba2      3,400,000  Fresenius Medical Capital Trust II, 7.875% due 2/01/2008           2,813,500
                  CCC      Caa2     6,000,000  Magellan Health Services, 9% due 2/15/2008                         1,350,000
                  BB-      Ba3      1,000,000  Ventas Realty LP, 9% due 5/01/2012                                 1,037,500
                                                                                                               ------------
                                                                                                                 19,593,500

Housing--3.4%     B        B2       3,250,000  Building Materials Corporation, 8.625% due 12/15/2006              2,713,750
                  B        B2       5,000,000  Champion Home Builders, 11.25% due 4/15/2007 (d)                   3,650,000
                  BB-      Ba3      7,100,000  Forest City Enterprises Inc., 8.50% due 3/15/2008                  7,100,000
                  B        B1         925,000  WCI Communities Inc., 9.125% due 5/01/2012                           848,688
                                                                                                               ------------
                                                                                                                 14,312,438

Information       B        B1       5,000,000  Amkor Technology Inc., 9.25% due 2/15/2008                         3,450,000
Technology--      CCC+     B3       4,250,000  On Semiconductor Corporation, 12% due 5/15/2008 (d)                2,656,250
1.6%                                           Solectron Corporation:
                  BB       Ba3        600,000     9.625% due 2/15/2009                                              498,000
                  BB       Ba3        600,000     14.782% due 5/08/2020**                                           350,250
                                                                                                               ------------
                                                                                                                  6,954,500

Leisure--6.2%                                  Felcor Lodging LP:
                  BB-      Ba3      3,000,000     9.50% due 9/15/2008                                             2,992,500
                  BB-      Ba3      1,000,000     8.50% due 6/01/2011                                               942,500
                  BBB-     Ba1      2,000,000  Hilton Hotels Corporation, 8.25% due 2/15/2011                     2,087,274
                  BB-      Ba3      5,000,000  Host Marriott LP, 8.375% due 2/15/2006                             4,850,000
                  BBB-     Ba1      3,000,000  ITT Corporation (New), 7.75% due 11/15/2025                        2,753,385
                  B+       B1       3,000,000  Intrawest Corporation, 10.50% due 2/01/2010                        3,075,000
                  B        B2       5,000,000  John Q. Hammons Hotels, 8.875% due 5/15/2012                       4,837,500
                                               Meristar Hospitality Corp.:
                  B+       B1       4,000,000     9% due 1/15/2008                                                3,640,000
                  B+       B1       1,225,000     10.50% due 6/15/2009                                            1,194,375
                                                                                                               ------------
                                                                                                                 26,372,534

Manufacturing--   B-       Caa1    10,000,000  Eagle-Picher Industries, 9.375% due 3/01/2008                      7,650,000
6.8%              B        B3       1,250,000  Foamex LP/Capital Corporation, 10.75% due 4/01/2009 (d)            1,131,250
                  CCC+     Caa2     8,575,000  Hexcel Corporation, 9.75% due 1/15/2009                            5,873,875
                  B+       B2         750,000  The Manitowoc Company Inc., 10.50% due 8/01/2012 (d)                 787,500
                  D        Ca       6,000,000  Thermadyne Manufacturing, 9.875% due 6/01/2008 (b)                 1,650,000
                  CCC+     B3       6,600,000  Trench Electric SA and Trench Inc., 10.25% due 12/15/2007          5,181,000
                  B        B3       1,350,000  Trimas Corporation, 9.875% due 6/15/2012 (d)                       1,329,750
                                               Tyco International Group, SA:
                  BBB-     Ba2      1,000,000     6.375% due 2/15/2006                                              860,747
                  BBB-     Ba2      5,550,000     6.375% due 10/15/2011                                           4,559,825
                                                                                                               ------------
                                                                                                                 29,023,947

Metal--Other--    NR*      NR*      7,500,000  Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003 (b)           937,500
1.0%              BB       Ba3      2,000,000  Luscar Coal Ltd., 9.75% due 10/15/2011                             2,150,000
                  B-       Caa1     2,000,000  Ormet Corporation, 11% due 8/15/2008 (d)                           1,190,000
                                                                                                               ------------
                                                                                                                  4,277,500

Multi-Sector      NR*      B1       5,000,000  Trains, HY-1-2002, 8.375% due 2/01/2012 (d)                        4,252,890
Holdings--1.0%

Packaging--3.3%   B-       B3       1,600,000  Berry Plastics, 10.75% due 7/15/2012                               1,656,000
                                               Owens-Illinois Inc.:
                  B+       B3       3,000,000     7.85% due 5/15/2004                                             2,850,000
                  B+       B3       3,000,000     7.15% due 5/15/2005                                             2,760,000
                  B-       Caa1     2,000,000  Pliant Corporation, 13% due 6/01/2010                              1,910,000
                  B        B1       1,900,000  Silgan Holdings, Inc., 9% due 6/01/2009 (d)                        1,971,250
                  CCC+     Caa1     4,000,000  US Can Corporation, 12.375% due 10/01/2010                         2,900,000
                                                                                                               ------------
                                                                                                                 14,047,250

Service--5.4%     BB-      Ba3      5,000,000  Allied Waste North America, 8.875% due 4/01/2008                   4,875,000
                  CCC-     C        7,500,000  Anthony Crane Rental LP, 10.375% due 8/01/2008                       712,500
                  B        B2       1,325,000  Coinmach Corporation, 9% due 2/01/2010                             1,374,687
                  B-       B3       4,375,000  Kindercare Learning Centers, Inc., 9.50% due 2/15/2009             4,178,125
                  CCC      Ca       8,000,000  Neff Corp., 10.25% due 6/01/2008                                   3,480,000
                  CCC+     Caa3    10,950,000  Protection One Alarm Monitoring, 8.125% due 1/15/2009              8,103,000
                                                                                                               ------------
                                                                                                                 22,723,312



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2002


SCHEDULE OF INVESTMENTS (continued)

                  Master U.S. High Yield Trust (continued)
                  S&P      Moody's     Face
INDUSTRIES      Ratings    Ratings    Amount                       Corporate Bonds                                 Value
Steel--2.2%       BB-      B1     $ 1,475,000  Oregon Steel Mills Inc., 10% due 7/15/2009 (d)                  $  1,482,375
                  B        B2       4,000,000  UCAR Finance Inc., 10.25% due 2/15/2012                            3,820,000
                  CCC+     Caa2     7,500,000  WCI Steel Inc., 10% due 12/01/2004                                 2,662,500
                  CCC-     Caa3     5,775,000  Weirton Steel Corporation, .50%** due 4/01/2008                    1,472,625
                                                                                                               ------------
                                                                                                                  9,437,500

Telecommuni-      CCC+     Caa3     6,000,000  CFW Communications Company, 13% due 8/15/2010                      2,310,000
cations--3.0%     D        C        9,490,000  Impsat Corp., 12.375% due 6/15/2008                                  237,250
                  D        C        7,725,000  Impsat Fiber Networks, 13.75% due 2/15/2005                          193,125
                  CCC+     Caa1     4,700,000  Qwest Capital Funding, 5.875% due 8/03/2004                        3,196,000
                  B-       Ba3      5,825,000  Qwest Corporation, 8.875% due 3/15/2012 (d)                        5,096,875
                                               WorldCom, Inc.:
                  D        Ca       2,100,000     7.875% due 5/15/2003                                              262,500
                  D        Ca       2,000,000     6.25% due 8/15/2003 (b)                                           250,000
                  D        Ca      10,600,000     7.50% due 5/15/2011                                             1,325,000
                                                                                                               ------------
                                                                                                                 12,870,750

Utilities--5.4%                                The AES Corporation:
                  B        B2      11,425,000     8.375% due 8/15/2007                                            3,827,375
                  BB-      Ba3      1,075,000     8.875% due 2/15/2011                                              553,625
                  NR*      B3       2,350,000  CMS Energy Corporation, 8.50% due 4/15/2011                        1,800,720
                  B+       B1       1,500,000  Calpine Canada Energy Finance, 8.50% due 5/01/2008                   622,500
                                               Calpine Corporation:
                  B+       B1         175,000     4% due 12/26/2006 (d)                                              73,063
                  B+       B1      10,000,000     7.875% due 4/01/2008                                            4,100,000
                  B+       B1       1,500,000     8.50% due 2/15/2011                                               622,500
                                               Mirant Americas Generating LLC:
                  BBB-     Ba1      1,000,000     7.625% due 5/01/2006                                              555,000
                  BBB-     Ba1      2,575,000     8.30% due 5/01/2011                                             1,326,125
                  BB-      B3       5,000,000  Mission Energy Holdings, 13.50% due 7/15/2008                      1,575,000
                  BB+      Ba2      5,000,000  PG&E National Energy Group, 10.375% due 5/16/2011                  1,375,000
                  BB       Ba2      5,000,000  Sierra Pacific Power Company, 8% due 6/01/2008                     4,901,455
                  BB-      Ba2      1,600,000  Western Resources Inc., 9.75% due 5/01/2007                        1,537,134
                                                                                                               ------------
                                                                                                                 22,869,497

Wireless          B-       Caa1     7,500,000  American Tower Corporation, 9.375% due 2/01/2009                   4,462,500
Communications--  CCC+     Caa1     6,194,000  Loral Cyberstar Inc., 10% due 7/15/2006                            2,446,630
5.4%              D        Ca       4,000,000  McCaw International Ltd., 13%** due 4/15/2007 (b)                     60,000
                  B-       Caa1    10,000,000  Millicom International Cellular S.A., 13.50%** due 6/01/2006       2,750,000
                  D        Ca      10,000,000  Nextel International Inc., 12.75% due 8/01/2010 (b)                  150,000
                  CCC+     B3       7,200,000  Nextel Partners Inc., 12.867%** due 2/01/2009                      3,780,000
                  B-       B3       5,000,000  SBA Communications Corp., 13.76%** due 3/01/2008                   2,575,000
                  B-       NR*      4,806,000  Telesystem International Wireless, 14% due 12/30/2003              3,628,530
                  BBB      Baa2     3,217,000  Tritel PCS Inc., 10.375% due 1/15/2011                             2,814,875
                                                                                                               ------------
                                                                                                                 22,667,535

                                               Total Investments in Corporate Bonds
                                               (Cost--$580,031,018)--91.1%                                      386,318,148




                                      Shares
                                       Held                         Common Stocks
Information                            56,812  Dictaphone Corporation                                               284,060
Technology--0.1%                    5,000,000  LLC Dictaphone                                                            50
                                                                                                               ------------
                                                                                                                    284,110

Metal--                               466,666  Horizon Natural Resources Company (b)                                233,333
Other--0.0%

Wireless                              497,541  Metrocall, Inc. (b)                                                    3,980
Communications--
0.0%

                                               Total Investments in Common Stocks
                                               (Cost--$21,327,582)--0.1%                                            521,423



                                                             Preferred Stocks & Warrants
Diversified                            50,000  Primedia, Inc. (Series H)                                          1,612,500
Media--0.4%

Food & Drug--0.0%                       6,208  Nebco Evans Holding Co. (b)(c)                                           776

Information                            51,289  Dictaphone Corporation (Warrants)(a)                                  19,233
Technology--0.0%

Packaging--0.0%                         3,250  Pliant Corporation (Warrants)(a)                                           4

Steel--0.0%                             7,000  Republic Technologies (Warrants)(a)                                       70
                                       94,500  Weirton Steel Corporation (b)                                        189,000
                                                                                                               ------------
                                                                                                                    189,070

Telecommuni-                            6,000  Ntelos Inc. (Warrants)(a)                                              9,750
cations--0.0%

Wireless                                4,895  Crown Castle International Corporation (Preferred)(c)              2,214,988
Communications--                       61,075  Loral Space & Communications (Warrants)(a)                             6,108
2.3%                                    9,844  Nextel Communications, Inc. (Series D)(c)                          6,718,530
                                        4,022  Rural Cellular Corp. (Series B)(b)(c)                                734,015
                                                                                                               ------------
                                                                                                                  9,673,641

                                               Total Investments in Preferred Stocks & Warrants
                                               (Cost--$26,823,204)--2.7%                                         11,504,974



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2002


SCHEDULE OF INVESTMENTS (concluded)

                  Master U.S. High Yield Trust (concluded)
                                       Face
                                      Amount                    Short-Term Securities                              Value
Commercial                        $14,195,000  General Motors Acceptance Corp., 2.10% due 10/01/2002           $ 14,195,000
Paper***--3.3%

U.S. Government                     8,000,000  Fannie Mae, 1.68% due 10/31/2002                                   7,988,800
Agency
Obligations***--
1.9%

                                               Total Investments in Short-Term Securities
                                               (Cost--$22,183,800)--5.2%                                         22,183,800

                  Total Investments (Cost--$650,365,604)--99.1%                                                 420,528,345
                  Other Assets Less Liabilities--0.9%                                                             3,722,806
                                                                                                               ------------
                  Net Assets--100.0%                                                                           $424,251,151
                                                                                                               ============


*Not Rated.
**Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Trust.
***Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
(a)Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Non-income producing security.
(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(d)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e)Restricted securities as to resale. The value of the Trust's investment in restricted securities was $435,000, representing 0.1% of net assets.


                            Acquisition
Issue                           Date            Cost         Value

Westpoint Stevens Inc.,
7.875% due 6/15/2008          9/28/2000    $ 1,263,750    $    435,000
                                           ------------   ------------
Total                                      $ 1,263,750    $    435,000
                                           ============   ============


See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES

MASTER U.S. HIGH
YIELD TRUST       As of September 30, 2002
Assets:           Investments, at value (including securities loaned of--$2,004,465)
                  (identified cost--$650,365,604)                                                           $   420,528,345
                  Cash                                                                                                2,989
                  Investments held as collateral for loaned securities, at value                                  2,148,081
                  Receivables:
                     Interest                                                             $    11,461,057
                     Contributions                                                              1,054,921
                     Dividends                                                                    107,800
                     Loaned securities                                                              2,504        12,626,282
                                                                                          ---------------
                  Prepaid expenses and other assets                                                                  37,261
                                                                                                            ---------------
                  Total assets                                                                                  435,342,958
                                                                                                            ---------------

Liabilities:      Collateral on securities loaned, at value                                                       2,148,081
                  Payables:
                     Securities purchased                                                       7,392,167
                     Withdrawals                                                                1,382,885
                     Investment adviser                                                           117,822
                     Reorganization costs                                                          28,000         8,920,874
                                                                                          ---------------
                  Accrued expenses and other liabilities                                                             22,852
                                                                                                            ---------------
                  Total liabilities                                                                              11,091,807
                                                                                                            ---------------

Net Assets:       Net assets                                                                                $   424,251,151
                                                                                                            ===============

Net Assets        Investors' capital                                                                        $   654,088,410
Consist of:       Unrealized depreciation on investments--net                                                 (229,837,259)
                                                                                                            ---------------
                  Net assets                                                                                $   424,251,151
                                                                                                            ===============

See Notes to Financial Statements.


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2002


STATEMENT OF OPERATIONS

MASTER U.S. HIGH
YIELD TRUST       For the Six Months Ended September 30, 2002
Investment        Interest                                                                                  $    26,086,497
Income:           Dividends                                                                                         620,654
                  Securities lending--net                                                                            20,820
                                                                                                            ---------------
                  Total income                                                                                   26,727,971
                                                                                                            ---------------

Expenses:         Investment advisory fees                                                $       887,289
                  Accounting services                                                             133,590
                  Professional fees                                                                35,420
                  Trustees' fees and expenses                                                      25,911
                  Custodian fees                                                                   18,602
                  Pricing fees                                                                      8,084
                  Other                                                                             7,677
                                                                                          ---------------
                  Total expenses                                                                                  1,116,573
                                                                                                            ---------------
                  Investment income--net                                                                         25,611,398
                                                                                                            ---------------

Realized &        Realized loss on investments--net                                                            (30,287,224)
Unrealized        Change in unrealized depreciation on investments--net                                        (42,333,744)
Loss on                                                                                                     ---------------
Investments--     Total realized and unrealized loss on investments--net                                       (72,620,968)
Net:                                                                                                        ---------------
                  Net Decrease in Net Assets Resulting from Operations                                      $  (47,009,570)
                                                                                                            ===============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
MASTER U.S. HIGH                                                                            September 30,        March 31,
YIELD TRUST       Increase (Decrease) in Net Assets:                                             2002               2002
Operations:       Investment income--net                                                  $    25,611,398   $    61,293,372
                  Realized loss on investments--net                                          (30,287,224)      (72,399,132)
                  Change in unrealized depreciation on investments--net                      (42,333,744)         5,549,217
                                                                                          ---------------   ---------------
                  Net decrease in net assets resulting from operations                       (47,009,570)       (5,556,543)
                                                                                          ---------------   ---------------

Capital           Proceeds from contributions                                                  21,514,760       226,749,239
Transactions:     Fair value of withdrawals                                                 (100,644,836)     (233,233,572)
                                                                                          ---------------   ---------------
                  Net decrease in net assets derived from capital transactions               (79,130,076)       (6,484,333)
                                                                                          ---------------   ---------------

Net Assets:       Total decrease in net assets                                              (126,139,646)      (12,040,876)
                  Beginning of period                                                         550,390,797       562,431,673
                                                                                          ---------------   ---------------
                  End of period                                                           $   424,251,151   $   550,390,797
                                                                                          ===============   ===============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                                                                                                             For the Period
                                                                                  For the Six      For the    September 1,
                                                                                  Months Ended    Year Ended   2000++ to
MASTER U.S. HIGH                                                                 September 30,    March 31,    March 31,
YIELD TRUST                                                                           2002           2002         2001
Total Investment
Return:                                                                               (9.08%)        (1.06%)             --
                                                                                   ==========     ==========     ==========

Ratios to         Expenses                                                              .44%*           .42%          .45%*
Average                                                                            ==========     ==========     ==========
Net Assets:       Investment income--net                                              10.10%*         11.35%        12.13%*
                                                                                   ==========     ==========     ==========

Supplemental      Net assets, end of period (in thousands)                         $  424,251     $  550,391     $  562,432
Data:                                                                              ==========     ==========     ==========
                  Portfolio turnover                                                   40.02%         48.56%         30.71%
                                                                                   ==========     ==========     ==========

*Annualized.
++Commencement of operations.

See Notes to Financial Statements.



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2002


NOTES TO FINANCIAL STATEMENTS


MASTER U.S. HIGH
YIELD TRUST


1. Significant Accounting Policies:
Master U.S. High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Trust. Accordingly, as a "pass through" entity, the Trust pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or its affiliates. Pursuant to that order, the Trust also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of September 30, 2002, cash collateral of $966,637 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $1,181,444 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended September 30, 2002, QA Advisors received $9,064 in securities lending agent fees.

During the six months ended September 30, 2002, the Fund paid
Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $342 for security price quotations.

For the six months ended September 30, 2002, the Trust reimbursed
FAM $7,651 for certain accounting services.

In addition, MLPF&S received $25,047 in commissions on the execution of portfolio security transactions for the Trust for the six months ended September 30, 2002.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2002 were $180,002,249 and $179,159,720, respectively.

Net realized losses for the six months ended September 30, 2002 and net unrealized losses as of September 30, 2002 were as follows:


                                      Realized         Unrealized
                                       Losses            Losses

Long-term investments            $  (30,287,224)    $ (229,837,259)
                                 ---------------    ---------------
Total                            $  (30,287,224)    $ (229,837,259)
                                 ===============    ===============


As of September 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $223,387,884, of which $6,345,200 related to appreciated securities and $229,733,084 related to depreciated securities. At September 30, 2002, the aggregate cost of investments for Federal income tax purposes was $643,916,229.


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Trust did not borrow under the credit agreement during the six months ended September 30, 2002.